SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported):
                      February 9, 2000 (February 1, 2000)

                           AMERICAN TOWER CORPORATION
             (Exact name of registrant as specified in its charter)

       Delaware                       001-14195               65-0723837
(State or Other Jurisdiction         (Commission           (IRS Employer
      of Incorporation)              File Number)          Identification No.)




         116 Huntington Avenue
         Boston, Massachusetts                           02116
 (Address of Principal Executive Offices)               (Zip Code)


                                 (617) 375-7500
              (Registrant's telephone number, including area code)


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Item 5.  Other Events.

    On February 1, 2000 and February 7, 2000, American Tower Corporation issued the press releases attached hereto, respectively, as Exhibits 99.1 and 99.2.


Item 7.  Exhibits.

         Exhibit 99.1 -        Press Release, dated as of February 1, 2000.
         Exhibit 99.2 -        Press Release, dated as of February 7, 2000.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            AMERICAN TOWER CORPORATION
                            (Registrant)


Date: February 9, 2000       By: /s/ Justin D. Benincasa
                                 Name: Justin D. Benincasa
                                 Title: Vice President and Corporate Controller